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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): March 4, 1998



                              BELCO OIL & GAS CORP.
             (Exact name of registrant as specified in its charter)



         NEVADA                       1-12634                  13-3869719
(State of Incorporation)      (Commission File Number)      (I.R.S. Employer
                                                         Identification Number)


           767 FIFTH AVENUE, 46TH FLOOR
                NEW YORK, NEW YORK                      10153
     (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (212) 644-2200



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ITEM 5. OTHER EVENTS

     On March 4, 1998, Belco Oil & Gas Corp. (the "Company") entered into an Underwriting Agreement with Goldman, Sachs & Co., Smith Barney Inc. and Howard, Weil, Labouisse, Friedrichs Incorporated with respect to the sale of up to 4,370,000 shares of the Company's 6 1/2% convertible preferred stock (the "Preferred Stock"), a copy of which is filed herewith and incorporated herein by reference. On March 6, 1998, the Company filed a Certificate of Designations with respect to the Preferred Stock with the Secretary of State of the State of Nevada, a copy of which is filed herewith and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description of Exhibit

     1.1      Underwriting Agreement dated as of March 4, 1998.

     4.1      Certificate of Designations of 6 1/2% Convertible Preferred Stock.





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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 11, 1998

                                        BELCO OIL & GAS CORP.


                                        By:    /s/ DOMINICK J. GOLIO
                                           -----------------------------------
                                           Dominick J. Golio
                                           Vice President-Finance, Chief
                                            Financial Officer





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                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit
-----------       ----------------------
     1.1      Underwriting Agreement dated as of March 4, 1998.

     4.1      Certificate of Designations of 6 1/2% Convertible Preferred Stock.




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